UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2020

SigmaRenoPro, Inc.

 (Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-221302

(Commission File Number)

38-4045138

 (IRS Employer Identification No.)

Aloni Noa’kh St. 1
Kiryat Motzkin 26402

Israel

(Address of principal executive offices)(Zip Code)

+972 03-6860331

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.06 Change in Shell Company Status.

On April 2, 2020, our website began capable of taking orders at www.sigmarenopro.com.  On April 17, 2020, we started marketing our services by telephone. As of the date, we have six customers who subscribe to our annual service for builders and remodelers, garnering $588.00 in revenues. Based on the forgoing information, we believe that we are not longer  a “shell company,” as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SigmaRenoPro, Inc.

(Registrant)

Date: June 4, 2020 By: /s/ Omar Aamar

Name: Omar Aamar

Title: President and Chief Executive Officer (principal executive officer, principal financial officer, and principal accounting officer)

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